UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report
May 15, 2007
(Date of earliest event reported)
Callon Petroleum Company
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-14039 (Commission File Number)	64-0844345 (I.R.S. Employer Identification Number)
200 North Canal St.
Natchez, Mississippi 39120
(Address of principal executive offices, including zip code)
(601) 442-1601
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management
Item 5.02. Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
In March 2007, the Compensation Committee approved payment of cash bonuses for fiscal 2006. The Compensation Committee did not determine individual bonus awards until May 15, 2007.
The Summary Compensation Table is revised as set forth below to include such bonus compensation.

Name							All Other
and					Stock		Compen-
Principal		Salary		Bonus	Awards		sation		Total
Position	Year	($)		($)(2)	($)(3)		($)		($)

Fred L. Callon	2006	434,700		125,000	118,852	(4)	55,350	(9)	944,969
Chairman and Chief Executive Officer					211,067	(5)

B. F. Weatherly	2006	35,566	(1)	50,000	69,100	(6)	44,983	(10)	293,733
Executive Vice					79,150	(7)
President and Chief					14,934	(8)
Financial Officer

Stephen F. Woodcock	2006	217,726		75,000	51,134	(4)	39,960	(11)	552,673
Vice President					168,853	(5)

Thomas E. Schwager	2006	196,321		75,000	48,370	(4)	39,866	(12)	494,640
Vice President					135,083	(5)

Rodger W. Smith	2006	167,384		65,000	34,550	(4)	39,216	(13)	403,241
Corporate Controller and Treasurer					97,091	(5)

(1)	Mr. Weatherly joined the Company as Executive Vice President and Chief Financial Officer effective November 16, 2006. His annual salary is $350,000 per year.

(2)	The Compensation Committee awarded bonuses to the Named Executive Officers for services rendered in 2006 on May 15, 2007.

(3)	Amounts calculated utilizing the provisions of Statement of Financial Accounting Standards No. 123R, “Share-based Payments.” See Note 3 of the consolidated financial statements in the Company’s Annual Report for the year ended December 31, 2006 regarding assumptions underlying valuation of equity awards.

(4)	Represents current year amortization in accordance with FAS 123R of shares of common stock awarded on July 14, 2004 pursuant to the Company’s 1994 Stock Incentive Plan.

The closing price of the common stock on the New York Stock Exchange on the date of grant was $13.82 per share. Amortization for the period represents twelve of the sixty-month vesting period. Does not include an estimated forfeiture rate of 7.5%.

(5)	Represents current year amortization in accordance with FAS 123R of shares of common stock awarded on August 21, 2006 pursuant to the Company’s 1996 Stock Incentive Plan. The closing price of the common stock on the New York Stock Exchange on the date of grant was $15.83 per share. Amortization for the period represents vesting of 20% of the original award on the grant date plus four of the remaining forty-eight month vesting period. Does not include an estimated forfeiture rate of 7.5%.

(6)	Represents current year amortization in accordance with FAS 123R of shares of common stock awarded on July 14, 2004 pursuant to the Company’s 1994 Stock Incentive Plan. The closing price of the common stock on the New York Stock Exchange on the date of grant was $13.82 per share. Amortization for the period represents twelve of the sixty-month vesting period. Does not include an estimated forfeiture rate of 7.5%. These shares were granted to Mr. Weatherly while serving as a non-management member of the Board of Directors.

(7)	Represents current year amortization in accordance with FAS 123R of shares of common stock awarded on August 21, 2006 pursuant to the Company’s 1996 Stock Incentive Plan. The closing price of the common stock on the New York Stock Exchange on the date of grant was $15.83 per share. Shares vesting 100% on the grant date. These shares were granted to Mr. Weatherly while serving as a non-management member of the Board of Directors.

(8)	Represents current year amortization in accordance with FAS 123R of shares of common stock awarded on November 16, 2006 pursuant to the Company’s 2006 Stock Incentive Plan. The closing price of the common stock on the New York Stock Exchange on the date of grant was $15.93 per share. Amortization for the period represents one of the forty-eight month vesting period. Does not include an estimated forfeiture rate of 7.5%.

(9)	All other compensation for Fred L. Callon consists of the following: $16,500 contributed by the Company to his 401(k) savings plan in cash, $5,500 representing the value of common stock contributed by the Company to his 401(k) savings plan, $3,264 associated with company provided life insurance, $16,526 representing the depreciation, maintenance and fuel costs associated with a company-provided automobile originally purchased in September 2004 for $44,598, and $13,560 associated with two personal term life insurance policies for which Mr. Callon is sole beneficiary and the premiums are paid by the Company.

(10)	All other compensation for B. F. Weatherly consists of the following: $673 contributed by the Company to his 401(k) savings plan in cash, $673 representing the value of common stock contributed by the Company to his 401(k) savings plan, $272 associated with company provided life insurance, and $865 representing the depreciation, maintenance and fuel costs associated with a company-provided automobile originally purchased in December 2006 for $35,000. During 2006, Mr. Weatherly also earned $35,000 in retainer fees as a non-management member of the Board of Directors and $7,500 as chairman of the Compensation Committee.

(11)	All other compensation for Stephen F. Woodcock consists of the following: $16,330 contributed by the Company to his 401(k) savings plan in cash, $5,443 representing the value of common stock contributed by the Company to his 401(k) savings plan, $3,264 associated with company provided life insurance, and $14,923 representing the depreciation, maintenance and fuel costs associated with a company-provided automobile originally purchased in January 2004 for $42,091.

(12)	All other compensation for Thomas E. Schwager consists of the following: $14,724 contributed by the Company to his 401(k) savings plan in cash, $4,908 representing the value of common stock contributed by the Company to his 401(k) savings plan, $3,264 associated with company provided life insurance, and $16,970 representing the depreciation, maintenance and fuel costs associated with a company-provided automobile originally purchased in October 2006 for $45,354.

(13)	All other compensation for Rodger W. Smith consists of the following: $12,554 contributed by the Company to his 401(k) savings plan in cash, $4,185 representing the value of common stock contributed by the Company to his 401(k) savings plan, $2,860 associated with company provided life insurance, and $19,617 representing the depreciation, maintenance and fuel costs associated with a company-provided automobile originally purchased in March 2006 for $43,994.
The 2006 bonus awards were based upon the following guidelines: total annual production expressed in billion cubic feet of natural gas equivalent, cash flow to shareholders, pre-tax net income, reserve additions, and finding costs per Mcfe. The Company’s actual attainment percentage calculated using audited financial statements for year-end 2006 was approximately 60%.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Callon Petroleum Company
May 17, 2007	By:	/s/ B.F. Weatherly
B.F. Weatherly
Executive Vice President and Chief Financial Officer

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